UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2024

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5445 Conestoga Court, Suite 150

Boulder, CO 80301

(Address of principal executive offices)

(Zip Code)

(800) 759-9305

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SNOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

On August 27, 2024, we filed a certificate of amendment with the Secretary of State of the State of Delaware in order to increase the authorized shares of our common stock from 24,000,000 to 50,000,000 and to effect a 1-for-20 reverse stock split of our issued and outstanding common stock, effective August 29, 2024, 5:00pm EDT. Sonoma common stock will begin trading on The Nasdaq Capital Market on a 1-for-20 adjusted basis when the market opens on August 30, 2024.

The increase in authorized shares and the reverse stock split were approved by our stockholders on August 23, 2024. On August 23, 2024, the Board of Directors selected the 1-for-20 reverse stock split ratio and authorized the implementation of the reverse stock split.

The certificate of amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and its terms are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Our adjourned annual meeting of stockholders was held on August 23, 2024. Proxies were solicited pursuant to our definitive proxy statement filed on July 1, 2024 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Company’s common stock entitled to vote at the annual meeting was 19,004,393. The number of shares of common stock present or represented by valid proxy at the annual meeting was 6,751,938. Each share of common stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the annual meeting. At the annual meeting, our stockholders voted on the matters set forth below.

Proposal 1 – Election of Class I Directors

Mr. Philippe Weigerstorfer and Ms. Amy Trombly were each duly elected as our Class I directors. The results of the election were as follows:

NOMINEE	FOR	WITHHELD
Philippe Weigerstorfer	2,953,999	360,733
Amy Trombly	2,875,783	438,949

Proposal 2 – Advisory Vote to Approve Executive Compensation

Our stockholders voted upon and approved, by non-binding advisory vote, the compensation of our named executive officers for the year ended March 31, 2024, as described in our proxy statement dated July 1, 2024. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
2,594,957	649,736	70,039

Proposal 3 – Reincorporation to Nevada

Our stockholders voted upon and did not approve a proposal to authorize the reincorporation of the Company from the State of Delaware to the State of Nevada. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
2,790,999	490,070	33,663

The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote is needed to approve the reincorporation of the Company from the State of Delaware to the State of Nevada. This proposal did not receive the requisite number of votes, and we will not solicit additional proxies on this proposal.

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Proposal 4 – Authorized Share Increase

Our stockholders voted upon and approved an amendment to our Restated Certificate of Incorporation, as amended, increasing the number of authorized shares of common stock, $0.0001 par value per share, from 24,000,000 to 50,000,000. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
5,372,201	1,289,317	90,420

Proposal 5 – 2024 Equity Incentive Plan

Our stockholders voted upon and approved the Sonoma Pharmaceuticals, Inc. 2024 Equity Incentive Plan. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
2,656,548	578,335	79,849

Proposal 6 – Reverse Stock Split

Our stockholders voted upon and approved an amendment to our Restated Certificate of Incorporation, as amended, and authorize the Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of our outstanding common stock at a whole number ratio in the range of 1-for-10 to 1-for-20. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
4,438,084	2,199,393	114,461

Proposal 7 – Ratification of the Appointment of Independent Registered Public Accounting Firm

Our stockholders voted upon and approved the ratification of the appointment of Frazier & Deeter, LLC as our independent registered public accounting firm for the fiscal year ending March 31, 2025. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
6,592,064	112,823	47,051

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Proposal 8 – Adjournment to Solicit Additional Proxies

Our stockholders voted upon and approved a proposal to authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
5,714,073	920,432	117,433

Item 7.01.	Regulation FD Disclosure.

On August 28, 2024, Sonoma Pharmaceuticals, Inc. issued a press release with respect to a pending reverse split of its common stock. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Sonoma Pharmaceuticals, Inc., as amended, dated August 27, 2024.
99.1	Press Release, dated August 28, 2024.
104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOMA PHARMACEUTICALS, INC.

Date: August 28, 2024	By:	/s/ Amy Trombly
	Name: Title:	Amy Trombly Chief Executive Officer

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